UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Digital Ally, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Digital Ally, Inc.

15612 College Boulevard

Lenexa, Kansas 66219

October [  ], 2021

To our Stockholders:

I am pleased to invite you to attend the Special Meeting of Stockholders (the “Special Meeting”) of Digital Ally, Inc. (“Digital Ally” or the “Company”) to be held on Wednesday, December 1, 2021 at 11:15 a.m., EDT, at our Company facility at 15612 College Boulevard, Lenexa, Kansas 66219. Details regarding admission to the Special Meeting and the business to be conducted are more fully described in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and the Proxy Statement (“Proxy Statement”).

We have elected to take advantage of U.S. Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe that the rules will allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Special Meeting.

Your vote is important. I hope that you will vote as soon as possible whether or not you plan to attend the Special Meeting. Please review the instructions on each of your voting options described in the Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”), or if you received a printed copy of our proxy materials, the Proxy Statement and the Notice you received in the mail.

Thank you for your ongoing support of, and continued interest in, Digital Ally.

Sincerely,

Stanton E. Ross

President, Chief Executive Officer and

Chairman of the Board

Admission to the Special Meeting will be limited to stockholders. Please note that an admission ticket and picture identification will be required to enter the Special Meeting. For stockholders of record who received the E-Proxy Notice, your E-Proxy Notice is your admission ticket. For stockholders of record who received a printed copy of our proxy materials, an admission ticket is printed on the back cover of our proxy materials. If your shares are held in street name, you must request an admission ticket in advance by mailing a request, along with proof of your ownership of our common stock as of the record date of October [__], 2021, to Digital Ally, Inc., 15612 College Boulevard, Lenexa, Kansas 66219, telephone (913) 814-7774, Attention: Corporate Secretary. Proof of ownership would be a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date. An individual arriving without an admission ticket will not be admitted unless it can be verified that the individual was a Digital Ally stockholder as of the record date.

Backpacks, cameras, cameras, recording equipment and other electronic recording devices will not be permitted at the Special Meeting. Cell phones will be permitted in the meeting venue but may not be used for any purpose at any time while in the meeting venue. Digital Ally reserves the right to inspect any persons or items prior to their admission to the Special Meeting. Failure to follow the meeting rules or permit inspection will be grounds for exclusion from the Special Meeting.

Notwithstanding the foregoing or anything to the contrary contained herein, as a precaution due to the outbreak of the coronavirus (COVID-19), the Company is planning for the possibility that there may be limitations on attending the Special Meeting in person, or the Company may decide to hold the Special Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”).

Table of Contents

Page
Notice of Special Meeting of Stockholders	1
Proxy Statement for Special Meeting of Stockholders	2
Information Concerning Solicitation and Voting	2
Stockholder List	6
Our Voting Recommendations	6
Voting Results	7
Other Matters	7

Proposal One: Approval of Amendment to our Articles of Incorporation to Increase the Number of Authorized Shares of our Capital Stock that We May Issue from 100,000,000 Shares to 300,000,000 Shares, of Which all 300,000,000 Shares Shall be Classified as Common Stock	7
Increase in Authorized Shares of Common Stock	7
Effectiveness of Additional Common Stock Authorization	8
Potential Anti-Takeover effect of the Proposed Additional Common Stock Authorization	8
Vote Required and Recommendation	8

Proposal Two: Approval of the Adjournment of the Special Meeting, if Necessary or Appropriate, to Solicit Additional Proxies	9
Adjournment of Special Meeting	9
Vote Required and Recommendation

Security Ownership of Certain Beneficial Owners and Management	9

Other Matters	10

Appendix A – Additional Common Stock Authorization	11

Appendix B – Form of Certificate of Amendment including Additional Common Stock Authorization	12

Cautionary Note Regarding Forward Looking Statements

Certain statements in this Proxy Statement may be considered to be “forward-looking statements” as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. In particular, these forward-looking statements include, among others, statements about, opportunities for and growth of our business, our plans regarding product development and enhancements, and our expectations regarding profitability. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “expect,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements speak only as of the date of this Proxy Statement. We assume no obligation to, and do not necessarily intend to, update these forward-looking statements.

Digital Ally, Inc.

15612 College Blvd

Lenexa, Kansas 66219

(913) 814-7774

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, December 1, 2021

A Special Meeting of the Stockholders (the “Special Meeting”) of Digital Ally, Inc., a Nevada corporation (“Digital Ally,” the “Company,” “we,” “ours” and “us”), will be held at the corporate facility located at 15612 College Boulevard, Lenexa, Kansas, 66219 on Wednesday, December 1, 2021 at 11:15 a.m., EDT, for the following purposes:

1.	To approve an amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock that we may issue from 100,000,000 shares to 300,000,000 shares, of which all 300,000,000 shares shall be classified as common stock, par value $0.001 per share;

2.	To approve an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies; and

3.	To act upon such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement (“Proxy Statement”) accompanying this notice. Only stockholders of record at the close of business on October [__], 2021 will be entitled to vote at the Special Meeting or any adjournment or postponement thereof. You are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

This Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) is being made available to stockholders on or about October 22, 2021. On or about October 22, 2021, we expect to mail a printed copy of our proxy materials to our stockholders who had requested them and provide a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access and review these materials and vote online, to all of our other stockholders. If you requested printed versions of our proxy materials by mail, these printed proxy materials also include a proxy card for the Special Meeting. Copies of our Notice of Special Meeting and Proxy Statement are also available at www.digitalallyinc.com.

Notwithstanding the foregoing or anything to the contrary contained herein, as a precaution due to the outbreak of the coronavirus (COVID-19), the Company is planning for the possibility that there may be limitations on attending the Special Meeting in person, or the Company may decide to hold the Special Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”).

By order of the Board of Directors

Stanton E. Ross
Chairman of the Board, President and Chief Executive Officer

October [   ], 2021

Lenexa, Kansas

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YOUR VOTE IS IMPORTANT

WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE TO ENSURE THE PRESENCE OF A QUORUM. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY EXACTLY AS YOUR NAME APPEARS ON IT AND RETURN IMMEDIATELY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, OR VOTE BY PROXY ON THE INTERNET OR BY TELEPHONE.

DIGITAL ALLY, INC.

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Digital Ally, Inc., a Nevada corporation, (referred to in this Proxy Statement as “Digital Ally,” “we,” “our,” “us,” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held on Wednesday, December 1, 2021 at 11:15 a.m., EDT, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at our corporate facility, located at 15612 College Boulevard, Lenexa, Kansas, 66219. The telephone number at that location is (913) 814-7774. Notwithstanding the foregoing or anything to the contrary contained herein, as a precaution due to the outbreak of the coronavirus (COVID-19), the Company is planning for the possibility that there may be limitations on attending the Special Meeting in person, or the Company may decide to hold the Special Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”).

On or about October 22, 2021, we expect to mail a printed copy of our proxy materials to our stockholders who had requested them and provide the Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) to all of our other stockholders.

Why is the Company holding a Special Meeting of Stockholders?

The Company currently has the authority to issue up to 100,000,000 shares of common stock. Based on the shares currently outstanding as well as shares covered by warrants, the Company has available out of its authorized approximately 20,116,254 for future issuance. At the Annual Meeting of Stockholders, which was held on June 22, 2021, and subsequently adjourned until July 8, 2021, the Company did not receive the required number of votes to pass the increase in authorized common stock. The ability to issue common stock in connection with financings and acquisitions is critical to the Company’s business plan and strategic future. The Company is holding this special meeting in order to provide stockholders with another opportunity to consider authorizing an increase in the shares that the Company may issue.

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Who is Entitled to Vote?

Our Board of Directors has fixed the close of business on October [__], 2021 as the record date (the “Record Date”) for a determination of stockholders entitled to notice of, and to vote at, the Special Meeting. On the Record Date, __________ shares of our common stock, par value $0.001 per share (the “Common Stock”), were issued, of which 63,518 are held in treasury, all of which are voting stock, and are held of record by ______ stockholders.

Voting

You are entitled to one vote for each share of Common Stock that you hold on the Record Date on each matter that may come before the Special Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner?

If your shares are registered in your name with our transfer agent, Action Stock Transfer Corporation, you are the “record holder” of those shares. If you are a record holder, we will provide these proxy materials directly to you.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials will be forwarded to you by that organization. As the beneficial owner, you have the right to instruct such organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Special Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

How Do I Vote?

Whether you hold shares as a stockholder of record or as a beneficial owner, you may vote before the Special Meeting by granting a proxy or, for shares held in street name, by submitting voting instructions to your bank, broker or nominee. Most stockholders will have a choice of voting through the Internet or, if you received a printed copy of the proxy materials, by completing a proxy card or voting instruction card, as applicable, and returning it in a postage-prepaid envelope. Record holders also have the choice of voting by telephone. Please refer to the instructions below and in the E-Proxy Notice.

Record Holder

1.	Vote by Internet. You may vote through the Internet by going to the website address included on your E-Proxy Notice, or if you received a printed copy of the proxy materials, your proxy card, and following the instructions. You will need to have the E-Proxy Notice, or if you received a printed copy of the proxy materials, your proxy card, available when voting through the Internet.

2.	Vote by phone. Call 1 (800) 454-8683. You will need to have your E-Proxy Notice, or if you received a printed copy of the proxy materials, your proxy card, available when voting by telephone.

3.	Vote by mail. If you received a printed copy of our proxy materials, you may vote by marking, dating, signing and mailing promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States). If you received the E-Proxy Notice and would like to obtain a proxy card, please follow the instructions on the E-Proxy Notice for requesting a paper or email copy of our proxy materials.

4.	Vote in person. Attend and vote at the Special Meeting.

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Beneficial Owner (Holding Shares in Street Name)

1.	Vote by Internet. You may vote through the Internet by going to www.proxyvote.com and following the instructions.

2.	Vote by mail. If you received a printed copy of our proxy materials, you may vote by marking, dating, signing and mailing promptly the enclosed vote instruction form (a postage-paid envelope is provided for mailing in the United States). If you received the E-Proxy Notice and would like to obtain a voting instruction form, please follow the instructions on the E-Proxy Notice for requesting a paper or email copy of our proxy materials.

3.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Special Meeting.

If you vote by Internet or phone, please DO NOT mail your proxy card.

Is My Vote Confidential?

Yes, your vote is confidential. Only the following persons have access to your vote: election inspectors, individuals who help with processing and counting your votes, and persons who need access for legal reasons. If you write comments on your proxy card, your comments will be provided to the Company, but how you vote will remain confidential.

What Constitutes a Quorum?

We must have a quorum to carry on the business of the Special Meeting. Our Amended and Restated Bylaws (the “Bylaws”) provide that the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting or any adjournment thereof. Broker non-votes (see definition below) and abstentions are counted as present to determine the existence of a quorum. The broker non-votes are not counted because there are no routine matters to be presented at the Special Meeting.

The stockholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. In the absence of a quorum at the Special Meeting or any adjournment thereof, a majority in voting interest of those present in person or by proxy and entitled to vote, or any officer entitled to preside at, or to act as secretary of, the Special Meeting may adjourn the Special Meeting until stockholders holding the amount of stock requisite for a quorum are present in person or by proxy.

What is a Broker Non-Vote?

If your shares are held in “street name,” you must instruct your bank, broker or other nominee as to how to vote your shares by following the instructions that the broker or other nominee provides to you. Brokers usually offer the ability for stockholders to submit voting instructions by mail by completing a vote instruction form, by telephone or over the Internet. If you do not provide voting instructions to your bank, broker or other nominee, your shares will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote, namely, “non-routine” matters. This is called a “broker non-vote.” On the other hand, if you do not provide voting instructions to your bank, broker or other nominee, such party has the discretion to vote your shares on “routine” matters. Please see the Section entitled Which Proposals are Considered “Routine” or “Non-Routine” for Brokers or Other Nominees? immediately below. There are no routine proposals.

Which Proposals are Considered “Routine” or “Non-Routine” for Brokers or Other Nominees?

Proposal 1 to “Approve an amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock that we may issue from 100,000,000 shares to 300,000,000 shares and classify such shares as Common Stock;” and Proposal 2, “Approve the Adjournment of the Special Meeting, if Necessary or Appropriate, to Solicit Additional Proxies” are both “non-routine” and thus a broker discretionary vote is not allowed:

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How Many Votes are Needed for Each Proposal to Pass and is Broker Discretionary Voting Allowed?

For matters at the Special Meeting, if a quorum is present, the following votes will be required for the Proposal to pass:

	Proposal	Vote Required	Broker Discretionary Vote Allowed

1.	Amendment to Increase Authorized Common Stock	The affirmative vote of the holders of a majority of the outstanding shares on the Record Date.	No

2.	To Approve the Adjournment of the Special Meeting, if Necessary or Appropriate, to Solicit Additional Proxies	The affirmative vote of the holders of a majority of the outstanding shares on the Record Date.	No

An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but specifically indicates an abstention from voting on one or more of the proposals. If you vote by Internet or telephone, or submit a proxy card or provide proxy instructions to your broker or other nominee, and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the meeting, but will not be voted at the Special Meeting. Abstentions only have an effect on the outcome of any matter being voted on that requires a certain level of approval based on our total voting stock outstanding. Thus, abstentions and broker non-votes will have the same effect on Proposal 1, “Amendment to Increase Authorized Common Stock” and Proposal 2, “Approve the Adjournment of the Special Meeting, if Necessary or Appropriate, to Solicit Additional Proxies” as a vote against these proposals.

What Are the Voting Procedures?

In voting by proxy on the proposals, you may vote for the proposal or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices as discussed in the section “How Do I Vote?” on page 3.

Internet Availability of Proxy Materials

We are using the “e-proxy” rules adopted by the SEC to furnish proxy materials to stockholders through a “notice only” model using the Internet. This allows us to reduce costs by delivering to stockholders an E-Proxy Notice and providing online access to the documents.

If you received an E-Proxy Notice by mail, you will not receive a printed copy of our proxy materials unless you specifically request one as set forth below. The E-Proxy Notice instructs you on how to access and review the important information contained in the Proxy Statement as well as how to submit your proxy through the Internet. On or about October 22, 2021, we expect to mail a printed copy of our proxy materials to our stockholders who had requested them and provide the E-Proxy Notice to all of our other stockholders.

This Proxy Statement, the form of proxy and voting instructions are being made available to stockholders on or about October 22, 2021, at the website address included on your E-Proxy Notice, or if you received a printed copy of the proxy materials, on your proxy card for stockholders of record and www.proxyvote.com for beneficial owners. If you are a stockholder of record and received the E-Proxy Notice and would still like to receive a printed copy of the proxy materials, you may request a printed copy of this Proxy Statement and the form of proxy by telephone at (801) 274-1088, or Internet at the website address included on your E-Proxy Notice. If you are a beneficial owner and received the E-Proxy Notice and would still like to receive a printed copy of the proxy materials, you may request a printed copy of this Proxy Statement and the form of proxy by telephone at 1-800-579-1639, or Internet at www.proxyvote.com.

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Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote up to and including on the day of the Special Meeting by giving written notice to the Corporate Secretary of Digital Ally or by voting in person at the Special Meeting. If you provide more than one proxy, the proxy having the latest date will revoke any earlier proxy. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Digital Ally, Inc., 15612 College Boulevard, Lenexa, Kansas 66219, telephone (913) 814-7774, Attention: Corporate Secretary.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

We will pay all the expenses involved in preparing, assembling, and mailing these proxy materials and the E-Proxy Notice and all costs of soliciting proxies. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

What Happens if Additional Matters are Presented at the Special Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting.

What is “Householding” and How Does It Affect Me?

Record holders who have the same address and last name will receive only one copy of the E-Proxy Notice, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other record holders with whom you share an address receive multiple copies of the E-Proxy Notice, or if you hold Digital Ally stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Action Stock Transfer Corporation, in writing: Ms. Justeene Blankenship, Action Stock Transfer Corporation, 7069 S. Highland Dr., Suite 300, Salt Lake City, UT 84121; or by telephone: (801) 274-1088; or by facsimile: (801) 274-1099.

If you participate in householding and wish to receive a separate copy of the E-Proxy Notice, or if you do not wish to continue to participate in householding and prefer to receive separate copies in the future, please contact Action Stock Transfer Corporation as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to Digital Ally stockholders with any of the proposals described above to be brought before the Special Meeting.

Stockholder List

The stockholder list as of the Record Date will be available for examination by any stockholder at our corporate office, 15612 College Boulevard, Lenexa, Kansas 66219, beginning November [  ], 2021, which is at least ten (10) business days prior to the date of the Special Meeting and the stockholder list will be available at the Special Meeting.

Our Voting Recommendations

Our Board of Directors recommends that you vote:

●	FOR an amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock that we may issue from 100,000,000 shares to 300,000,000 shares, of which all 300,000,000 shares shall be classified as Common Stock;

●	On such other matters that may properly come before the Special Meeting in accordance with the best judgment of the individual proxies named in the proxy.

6

Voting Results

The preliminary voting results will be announced at the Special Meeting. The final voting results will be calculated by our Inspector of Elections and published in our Current Report on Form 8-K, which will be filed with the SEC within four (4) business days of the Special Meeting.

Other Matters

Other than the proposals listed above, our Board of Directors does not intend to present any other matters to be voted on at the Special Meeting. Our Board of Directors is not currently aware of any other matters that will be presented by others for action at the Special Meeting. However, if other matters are properly presented at the Special Meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 1, 2021:

Copies of our Notice of Special Meeting and Proxy Statement are available online at www.digitalallyinc.com.

PROPOSAL ONE

APPROVAL OF AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK THAT WE MAY ISSUE FROM 100,000,000 SHARES TO 300,000,000 SHARES, OF WHICH ALL 300,000,000 SHARES SHALL BE CLASSIFIED AS COMMON STOCK.

Proposal 1 seeks your approval of an amendment to our Articles of Incorporation (the “Additional Common Stock Authorization”) to increase the number of authorized shares of capital stock that we may issue from 100,000,000 shares to 300,000,000 shares, of which all 300,000,000 shares shall be classified as Common Stock. The Additional Common Stock Authorization was adopted by the Board on October 18, 2021, subject to stockholder approval at the Special Meeting. The form of amendment to amend our Articles of Incorporation (the “Amended Articles”), pursuant to which the Additional Common Stock Authorization would be effected is attached to this Proxy Statement as Appendix A.

Increase in Authorized Shares of Common Stock

We believe that an increase in the number of our authorized shares of Common Stock is prudent to assure that a sufficient number of shares of our Common Stock is available for issuance in the future if our Board of Directors deems it to be in the best interests of our stockholders and us. Our Board of Directors has determined a total of 300,000,000 shares of Common Stock to be a reasonable estimate of what might be required in this regard for the foreseeable future to (i) issue Common Stock in acquisitions or strategic transactions and other proper corporate purposes that may be identified by our Board in the future; (ii) issue Common Stock to augment our capital and increase the ownership of our Common Stock; and (iii) provide incentives through the grant of stock options and restricted stock to employees, directors, officers, independent contractors, and others important to our business under our stock option plans. Immediately following this increase, the Company will have approximately 20,116,254 shares of Common Stock authorized but unissued and available for issuance. As of the Record Date, we have 51,983,209 shares of Common Stock issued of which 63,518 shares are held in treasury, 1,091,939 shares issuable upon exercise of options granted under the Plans, and 26,808,598 shares issuable upon exercise of outstanding warrants to purchase common stock.

The ability to issue Common Stock is a critical component of the Company’s strategic and business plan. During 2021, the Company has successfully acquired two new businesses with a combination of cash and Common Stock. The Company believes that the ability to effect additional acquisitions using a similar model of consideration is vital to its efforts in increase stockholder value and position the Company to succeed in a business environment that continues to be characterized by uncertainty and volatility.

7

The remaining authorized but unissued shares of capital stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including those noted above. Our Board will be able to authorize the issuance of shares for the foregoing purposes and other transactions without the necessity, and related costs and delays of either calling a special stockholders’ meeting or waiting for the regularly scheduled Special Meeting of stockholders in order to increase the authorized capital. If a particular transaction required stockholder approval by law or was otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval, even if we might have the requisite number of voting shares to consummate the transaction. The additional shares of Common Stock to be authorized by the Additional Common Stock Authorization will have rights identical to the currently outstanding Common Stock. Adoption of the Additional Common Stock Authorization and issuance of the additional shares of Common Stock authorized thereby will not affect the rights of the holders of our currently outstanding Common Stock, except for effects incidental to increasing the number of outstanding shares of our Common Stock, as discussed above.

We do not currently have any plans, commitments, arrangements, understandings, or agreements, whether written or oral, to issue any of the shares that will be newly available following the approval of the proposed increase in the number of authorized shares.

Effectiveness of Additional Common Stock Authorization

The Additional Common Stock Authorization, if approved by our stockholders at the Special Meeting, will become effective once it is approved at the Special Meeting and the Amended Articles are filed with the Secretary of State of Nevada. Upon filing the Amended Articles with the Secretary of State of Nevada, our authorized shares of Common Stock will increase from 100,000,000 shares to 300,000,000 shares.

Potential Anti-Takeover effect of the Proposed Additional Common Stock Authorization

The Additional Common Stock Authorization relating to the increase in the number of authorized shares of our Common Stock is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in our Articles of Incorporation or Bylaws in effect on the date of this Proxy Statement. However, our stockholders should note that the availability of additional authorized and unissued shares of Common Stock could make any attempt to gain control of the Company or the Board more difficult or time-consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of Common Stock could be issued by the Board to dilute the percentage of Common Stock owned by any stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving us.

Our Board of Directors did not propose this Additional Common Stock Authorization for the purpose of discouraging mergers, tender offers, proxy contests, solicitation in opposition to management or other changes in control. We are not aware of any specific effort to accumulate our Common Stock or obtain control of us by means of a merger, tender offer, solicitation or otherwise. We have no present intention to use the increased number of authorized shares of Common Stock for anti-takeover purposes.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock on the Record Date will be required to approve the Additional Common Stock Authorization.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK THAT WE MAY ISSUE FROM 100,000,000 SHARES TO 300,000,000 SHARES, OF WHICH ALL 300,000,000 SHARES SHALL BE CLASSIFIED AS COMMON STOCK.

8

PROPOSAL TWO

ADJOURNMENT OF THE SPECIAL MEETING

The Company’s stockholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.

If a quorum is not present at the Special Meeting, the Company’s stockholders may be asked to vote on the proposal to adjourn the Special Meeting to solicit additional proxies. If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve one or more of the proposals, the Company’s stockholders may also be asked to vote on the proposal to approve the adjournment of the Special Meeting to permit further solicitation of proxies in favor of the other proposals. However, a stockholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.

If the adjournment proposal is submitted for a vote at the Special Meeting, and if the Company’s stockholders vote to approve the adjournment proposal, the meeting will be adjourned to enable the Board to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the Special Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Special Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

The Board believes that, if the number of shares of the Company’s common stock voting in favor of any of the proposals presented at the Special Meeting is insufficient to approve the proposal, it is in the best interests of the Company’s stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting adjourned or postponed.

Vote Required and Recommendation

Adoption of the adjournment proposal requires the affirmative vote of a majority of the issued and outstanding common stock represented in person or by proxy at the meeting and entitled to vote thereon. Adoption of the adjournment proposal is not a condition to or conditioned upon the adoption of the other proposals.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ADJOUNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October [__], 2021, information regarding beneficial ownership of our Common Stock, as adjusted to reflect the sale of the securities offered by us in this offering for:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

●	each of our executive officers;

●	each of our directors; and

●	all of our current executive officers and directors as a group

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including securities that are currently exercisable or exercisable within sixty (60) days of October [__], 2021. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.

Common Stock subject to securities currently exercisable or exercisable within sixty (60) days of October [__], 2021 are deemed to be outstanding for computing the percentage ownership of the person holding such securities and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

9

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Digital Ally, Inc., 15612 College Blvd., Lenexa, KS 66219.

	Number of Shares of Common Stock Beneficially Owned (1)		% of Total Voting
	Shares	%	Power
5% or Greater Stockholders:
None	—	—	—
Executive Officers and Directors:
Stanton E. Ross (2)	1,620,900	3.1%	3.1%
Leroy C. Richie (3)	265,468	*	*
Daniel F. Hutchins (4)	268,950	*	*
Michael J. Caulfield (5)	227,855	*	*
Thomas J. Heckman (6)	1,191,573	2.3%	2.3%

All executive officers and directors as a group (five individuals)	3,574,746	6.9%	6.9%

* Less than 1%

(1)	Based on 51,919,691 shares of Common Stock issued and outstanding as of October [__], 2021 and, with respect only to the ownership by all executive officers and directors as a group, an additional aggregate of 701,250 options vested or to vest within sixty (60) days held by officers and directors as of October [__], 2021.

(2)	Mr. Ross’s total shares of Common Stock include: (i) 425,000 restricted shares that are subject to forfeiture to us and (ii) 15,000 shares of Common Stock to be received upon the exercise of vested options. Mr. Ross has pledged 120,000 shares of Common Stock to the lenders as collateral for personal loans.

(3)	Mr. Richie’s total shares of Common Stock include 226,250 shares of Common Stock to be received upon the exercise of vested options and options that are expected to vest within sixty (60) days.

(4)	Mr. Hutchins’ total shares of Common Stock include 235,250 shares of Common Stock to be received upon the exercise of vested options and options that are expected to vest within sixty (60) days.

(5)	Mr. Caulfield’s total shares of Common Stock include 225,000 shares of Common Stock to be received upon the exercise of vested options and options that are expected to vest within sixty (60) days.

(6)	Mr. Heckman’s total shares of Common Stock include (i) 225,000 restricted shares that are subject to forfeiture to us and (ii) 168,725 shares of Common Stock held in the Company’s 401(k) Plan (on December 31, 2020) as to which Mr. Heckman has voting power as trustee of the 401(k) Plan. Mr. Heckman has pledged 143,059 shares of Common Stock to financial institutions as collateral for personal loans.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented for action at the Special Meeting. However, if any other matter is properly presented at the Special Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

October [ ], 2021	Chairman of the Board, Chief Executive
Lenexa, Kansas	Officer and President

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Appendix A

Additional Common Stock Authorization

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: Digital Ally, Inc. Entity or Nevada Business Identification Number (NVID): 20-0064269
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 1/1/2019

Article IX(a) (continued below.)

The holders of the Common Stock shall have one (1) vote per share on each matter submitted to a vote of stockholders. Each share of Common Stock shall be entitled to the same dividend and liquidation rights. The capital stock of this Corporation, after the amount of the subscription price has been paid, shall never be assessable, or assessed to pay debts of this Corporation.

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Appendix B

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Digital Ally, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article IX, Capital Stock. of the Articles of Incorporation of the corporation is amended and restated in its entirety to read as follows:

Authorized Shares. The aggregate number of shares of capital stock that the Corporation will have the authority to issue is three-hundred million (300,000,000) shares, of which all three-hundred million (300,000,000) shares will be designated common stock, par value of $0.001 each share (the “Common Stock”). The holders of the Common Stock shall have one (1) vote per share on each matter submitted to a vote of stockholders. Each share of Common Stock shall be entitled to the same dividend and liquidation rights. The capital stock of this Corporation, after the amount of the subscription price has been paid, shall never be assessable, or assessed to pay debts of this Corporation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

x
Signature of Officer

*lf any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

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Admission Ticket

Bring this ticket with you for admission to the Special Meeting

Digital Ally, Inc.

Special Meeting of Stockholders

December 1, 2021 at 11:15 a.m. EDT

15612 College Boulevard

Lenexa, Kansas 66219

Your vote is important

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

DIGITAL ALLY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, DECEMBER 1, 2021

The undersigned hereby appoints Thomas J. Heckman as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of Digital Ally, Inc. held of record by the undersigned on October [__], 2021, at the Special Meeting of Stockholders to be held at the corporate facility located at 15612 College Boulevard, Lenexa, Kansas 66219, on Wednesday, December 1, 2021 at 11:15 a.m., EDT, and at any adjournments thereof.

Any and all proxies heretofore given are hereby revoked.

When properly executed, this proxy will be voted as designated by the undersigned.

In his discretion, the proxy is authorized to vote upon such other business that may properly come before the Special Meeting.

(Continued and to be dated and signed on reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF DIGITAL ALLY, INC.

WEDNESDAY, DECEMBER 1, 2021

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please mark your vote in blue or black ink as shown here. Please detach along perforated line and mail in the envelope provided.

The Board of Directors recommends that you vote as follows: “FOR” Proposals 1 and 2.

Proposal 1. FOR the approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock that we may issue from 100,000,000 shares to 300,000,000 shares, of which all 300,000,000 shares shall be classified as common stock.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal 2. FOR the approval of adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

In his discretion, the proxy is authorized to vote upon such other business that may properly come before the Special Meeting.

Signature of Stockholder	Date	Signature of Stockholder	Date

NOTE:	Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.